vTv Therapeutics (VTVT) February 2019 NASDAQ: VTVT Exhibit 99.1

Disclosure Notice The statements made in this presentation may include forward-looking statements regarding the Alzheimer’s and diabetes markets, the development and attributes of investigational and marketed products to treat Alzheimer’s disease, diabetes and other conditions, and the future operations, opportunities or financial performance of vTv Therapeutics Inc. These forward-looking statements are only estimations based upon the information available to vTv Therapeutics Inc. as of the date of this presentation. Except as required by law, we expressly disclaim any responsibility to publicly update or revise our forward-looking statements, whether as a result of new information, future events or otherwise. Thus, the forward-looking statements herein involve known and unknown risks and uncertainties and other important factors such that actual future operations, opportunities or financial performance may differ materially from these forward-looking statements. For a more detailed discussion of our risks, see the Risk Factors section in our prospectus filed with the SEC and our other filings with the SEC, including our most recent 2017 Annual Report on Form 10-K. Undue reliance should not be placed on forward-looking statements, which speak only as of the date hereof. All forward-looking statements contained herein are qualified in their entirety by the foregoing cautionary statements. Any statements contained in this presentation will superseded by any statements on the same subject matter contained in our 2018 Annual Report on Form 10-K when it is filed. Please read our 2018 Annual Report on Form 10-K in its entirety. This presentation is being provided to you for information purposes only. This presentation does not constitute an offer or sale of (or the solicitation of an offer to buy) any securities of vTv Therapeutics Inc. or any of its subsidiaries. By accepting this presentation, you acknowledge and agree that (i) you will not rely on this presentation for making any investment decision with respect to any securities of vTv Therapeutics Inc. or any of its subsidiaries, and (ii) any investment decision made by you with respect to any such securities will be based solely on a prospectus (or other offering document) relating to such securities (if any), including the information incorporated by reference therein vTv Therapeutics

Unwavering Commitment to Science, Patients and Families vTv Therapeutics Clinical stage pipeline of novel small molecule drug candidates targeting significant unmet medical needs: Alzheimer’s disease and Diabetes Positive phase 2 results in diabetes with two novel oral candidates Ongoing phase 2 study in type 1 diabetes with TTP399 Significant, long-term financial sponsor in MacAndrews and Forbes Subgroup results from azeliragon phase 3 STEADFAST trial in mild Alzheimer’s disease suggest potential benefit in patients with concurrent diabetes Planning a study to evaluate the efficacy of azeliragon in patients with Alzheimer’s disease and diabetes

Distinguished Management Team vTv Therapeutics Steve Holcombe, B.Sc. President, Chief Executive Officer Rudy Howard, B.A., C.P.A. Executive Vice President, Chief Financial Officer Robin Abrams, J.D. Executive Vice President, General Counsel Carmen Valcarce, Ph.D. Executive Vice President, Chief Scientific Officer Aaron Burstein, Pharm.D. Senior Vice President, Clinical Development Jeff Kindler, J.D. Executive Chairman Rob Andrews, Ph.D. Senior Vice President, Chemistry Imogene Dunn, Ph.D. Senior Vice President, Biometrics and Regulatory Sam Rollins, Ph.D., J.D. Senior Vice President, Intellectual Property

Robust Pipeline of Novel Product Candidates

PROGRAM	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	STATUS	MILESTONES
Alzheimer's Disease						
Azeliragon (TTP488): RAGE Antagonist					A-Study completed B-Study stopped at 12 months	Planning a study to evaluate the efficacy of azeliragon in patients with Alzheimer's disease and diabetes
Type 2 Diabetes (T2D)						
TTP399: Glucokinase Activator					Phase 2b study completed	Reported Positive Results August 2016
TTP273: Oral GLP-1r Agonist					Planning for Phase 2b study	Licensed China/Pacific Rim rights to Huadong Pharmaceuticals
Type 1 Diabetes (T1D)						
TTP399: Glucokinase Activator					Adaptive phase 2 study ongoing	Part 1 results expected June 2019 Part 2 startup activities initiated
Other Programs						
HPP593: PPAR-δ Agonist					Phase 1	Worldwide License to Reneo Pharmaceuticals
HPP737: PDE4 Inhibitor					Phase 1	Licensed China/Pacific Rim rights to Newsoara Biopharma
HPP971: Nrf2 Activators/ Bach1 Inhibitors					Phase 1	Several other compounds in pre-clinical development

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Alzheimer’s Disease Program

A New Approach to Treating Alzheimer’s Disease vTv Therapeutics Azeliragon is an investigational drug being developed for the treatment of AD Born out of 20+ years of groundbreaking research at Columbia University and vTv Azeliragon targets three components of AD pathology by inhibiting RAGE Subgroup analysis indicates potential benefit of treatment for patients with Alzheimer’s disease and type 2 diabetes Planning a study to evaluate the efficacy of azeliragon in patients with Alzheimer’s disease and diabetes Azeliragon Phase 3 trials failed to meet primary endpoints

Targeting Three Major Alzheimer's Disease Pathways

- Azeliragon's **novel MOA**: antagonizing the Receptor for Advanced Glycation Endproducts (RAGE)
- Inhibiting RAGE **reduces** transport of amyloid into the brain, inflammation and tau phosphorylation
- Unlike most investigational treatments, azeliragon does not rely on just one hypothesis of AD (e.g., amyloid or tau), but it targets **three components** of AD pathology
- RAGE is a **well-studied** hypothesis – numerous peer-reviewed studies have been published on the role of RAGE in Alzheimer's disease and diabetic complications*

*Ramasamy R, Shekhtman A, Schmidt AM, The Multiple Faces of RAGE - Opportunities for Therapeutic Intervention in Aging and Chronic Disease. Expert Opin Ther Targets. 2016; 20(4): 431–446

*Schmidt AM, Sahagan B, Nelson RB, Selmer J, Rothlein R, Bell JM. The role of RAGE in amyloid-beta peptide-mediated pathology in Alzheimer's disease. Curr Opin Investig Drugs. 2009 Jul;10(7):672-80.

Azeliragon Mechanism of Action



Select ligands bind to RAGE
Azeliragon binds to RAGE, blocking ligands from binding to receptor
RAGE
Aβ accumulation
Tau phosphorylation
Metabolic Dysregulation
Chronic inflammation
Cytokine release and inflammation
azeliragon
RAGE
Aβ accumulation
Tau phosphorylation
Metabolic Dysregulation
Chronic inflammation
Cytokine release and inflammation
Amyloid β
S100
AGEs
HMGB1

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Dementia: A Complication of Diabetes. Is RAGE the Key? vTv Therapeutics The role of inflammation and RAGE expression/signaling associated with AD and diabetes raises the question of whether RAGE could be a common factor between dementia and diabetes and whether treatment with azeliragon, an oral RAGE-inhibitor or antagonist, could have a distinct effect in patients presenting with both diabetes and AD. Stroke Cardiovascular Wound Healing Neuropathy Kidney Disease Dementia Retinal Disease AGEs/ RAGE Diabetes Advanced Glycation Endproducts (AGEs) accumulate in tissue in people with diabetes AGE receptor (RAGE) expression increases in response to injury and increases in ligand concentrations The interaction of AGEs (or other ligands) with RAGE leads to sustained cellular damage and inflammation AGEs have a major role in the complications of diabetes such as retinopathy, neuropathy and nephropathy AGE accumulation parallels the development of cognitive impairment and dementia in individuals with diabetes For review see Dhananjayan et al. (2018) Advance Glycation, Diabetes and Dementia https://doi.org/10.1016/B978-0-12-809454-9.00009-3

Hypothesis to Identify Potential Subgroup

Phase 2B

Findings:

- "Faster progressors" (Placebo decline 10.5 points/18 months)[1]
- Azeliragon potentially delayed cognitive and functional decline[1]
- Patients with glucose intolerance showed more pronounced response

Hypothesis:

- Potential **higher concentrations of RAGE/RAGE-ligands**
- Potential **higher degree of inflammation** and cell death

Phase 3

Findings:

- "Non/slow progressors" (Placebo decline 3 points/18 months)
- Azeliragon did not affect cognitive or functional decline
- Patients with diabetes were included in the study

Hypothesis:

- Potential **lower concentrations of RAGE/RAGE-ligands**
- Potentially **lower degree of inflammation** and cell death

Hypothesis: High plasma concentrations of RAGE-ligands should identify responders to azeliragon



AGEs
Aβ
HMGB1
Other
RAGE
Inflammation
Vascular Disease

HbA1c chosen as a surrogate marker for AGEs

Post-hoc analysis of Phase 3 patients with baseline HbA1c ≥ 6.5%

1 Burstein AH[1], Grimes I, Galasko DR, Aisen PS, Sabbagh M, Mjalli AM, Effect of TTP488 in patients with mild to moderate Alzheimer's disease. BMC Neurol. 2014; 14: 12.

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Analysis of Patients with Diabetes (HbA1c ≥ 6.5%) and Baseline Cognitive Deficit (ADAS-cog ≥ 10) Phase 3 Subgroup Results (A-Study): Azeliragon Delayed Decline in Cognition and Function in Subjects with Presumed Increased RAGE Expression Change from Baseline in ADAS-cog11 (mean, SE) A-Study Change from Baseline in CDR-sb (mean, SE) A-Study D=1.7 p=0.05* D=6.1 P=0.018* B-study terminated and limited data are available beyond month 9 for this subgroup Improvement Worsening Improvement Worsening Data presented at CTAD 2018 *All p values are nominal vTv Therapeutics

Phase 3 Subgroup Results (A-Study): Changes in Biomarker Profile Consistent with RAGE Inhibition and Target Engagement *nominal p<0.05 Wilcoxon test %Change from Baseline at Month 18 Azeliragon treatment significantly decreased the following markers linked to RAGE: IL6 IL12 INFg CD40L MIP-1 IL2 TNFb Each of these markers is a major player in the neuroinflammatory pathway Biomarker Profile1 1Based on Ingenuity software predictions vTv Therapeutics

Executive Summary vTv Therapeutics Mechanism of Action RAGE implicated in both the pathogenesis of AD and diabetic complications Clinical Evidence Results of phase 3 A-Study subgroup analysis in patients with diabetes indicate a potential benefit of treatment with azeliragon Similar effects seen in patients with glucose intolerance in the phase 2b AD study Underserved Population Market Opportunity Next Steps vTv currently planning a study to evaluate efficacy of azeliragon in patients with mild Alzheimer’s disease and [Type 2/elevated HbA1c greater than 6.5] diabetes Nearly 40 percent of Medicare beneficiaries age 65 and older with dementia also have diabetes (Alzheimer’s Association. 2018 Alzheimer’s Disease Facts and Figures) 2010 costs of dementia world wide ~$604 billion and expected to reach $1.2 trillion by 2030 (WHO, 2015) Growing senior population and growing pandemic of diabetes RAGE could be a meaningful link between diabetes and dementia No drugs for the treatment of dementia in association with diabetes Integrated clinical safety database with over 1,000 patients dosed with azeliragon Azeliragon 5 mg/day well tolerated

Dementia and Diabetes in Numbers Diabetes(2) Number of People Living with Dementia Number of People ≥65 Living with Diabetes 18M(3) Dementia 50M(1) Diabetes 98M(2) Since the late ‘80s, case-control and prospective epidemiologic studies around the world have reported an association between T2D and dementia Type 2 Diabetes and Dementia (2018) https://doi.org/10.1016/B978-0-12-809454-9.00001-9 Dementia(1) 1. Globally, number of people with dementia in 2017 (source: Dementia, key facts, WHO, 2017) 2. Globally, number of people with diabetes 65-79 years of age (source: IDF Diabetes Atlas 8th Edition) 3. Assumption based on 37% estimate of Medicare beneficiaries age 65 and older with dementia who also have diabetes in the US (Alzheimer’s Association. 2018 Alzheimer’s Disease Facts and Figures) Diabetes & Dementia Alzheimer's disease is the most common form of dementia and may contribute to 60–70% of cases vTv Therapeutics

https://www.ncbi.nlm.nih.gov/pubmed/29368156 https://www.sciencedirect.com/science/article/pii/B9780128094549000093?via%3Dihub Literature Supporting Targeting RAGE for Alzheimer’s Disease and Diabetes https://www.ncbi.nlm.nih.gov/pubmed/26558318 https://journals.plos.org/plosone/article/file?id=10.1371/journal.pone.0145521&type=printable https://onlinelibrary.wiley.com/doi/epdf/10.1002/pnp.444 https://www.ncbi.nlm.nih.gov/pubmed/27567931 vTv Therapeutics

Diabetes Programs Exploring Next-Generation Treatments

Diabetes: A Global Health Epidemic vTv Therapeutics More than 400 million people were living with diabetes as of 20151 Diabetes remains the 7th leading cause of death in the United States, costing the healthcare system $245 billion annually2 Type 2 diabetes represents 90 percent of people around the world who have diabetes2 Approximately 1.25 million Americans have type 1 diabetes, and an estimated 40,000 people will be newly diagnosed each year in the U.S. 2 Existing therapies are available to control glucose in type 2 diabetes, but use may be hindered by the route of administration and side effects3 Diabetes 1 World Health Organization 2 American Diabetes Association 3 Global Data, PharmaPoint: Type 2 Diabetes - Global Drug Forecast and Market Analysis to 2026, July 2017

TTP399: A Novel Investigational Therapy to Treat Diabetes vTv Therapeutics TTP399 Liver selective Glucokinase Activator Addressing one of the u nderlying causes of diabetes, Glucokinase: the glucose sensor New MOA complementary to existing treatments Potential therapeutic use in type 1 diabetes (T1D) & type 2 diabetes (T2D) Insulin secretion independent MOA may reduce risk of hypoglycemia

TTP399-202 Phase 2b Study (AGATA): Sustained, Meaningful Reduction in HbA1c with Well-Tolerated Treatment Regimen in Patients with T2D vTv Therapeutics Secondary Endpoint: Weight Change in HbA1c by Month (%) (N=171) -0.9% **p<0.01 Month Primary Endpoint: HbA1c Well-tolerated: negligible incidences of hypoglycemia and hyperlipidemia *p<0.05 compared to placebo * Protocol Pre-specified Analysis in Subjects ≥100kg (N=69) (placebo-subtracted) Change in Weight at Month 6 (kg) (N=171) (placebo-subtracted) -1.2 0.5 -0.57 -3.41

TTP399-203 Adaptive Phase 1b/2 Study (Simplici-T_1): In Collaboration with the JDRF in Type 1 Diabetes (T1D)

Phase 1
(Sentinels)

- Open-label
- Dose escalation
- 5 adult patients with T1DM on CSII and CGM

Phase 2-Part 1
(Learning Phase)

- Double-blind Placebo control
- 800mg QD for 12 weeks
- ~20 Adult patients with T1DM on CSII and CGM

Phase 2-Part 2
(Confirming Phase)

- Double-blind Placebo control
- 800mg QD for 12 weeks (may be adjusted)
- ~90 Adult patients with T1DM

Sep 2017 — simplici-T_1 — June 2019 — Q1 2020

TTP399 was well tolerated

- **No** incidents of **severe hypoglycemia or DKA**
- No detrimental effect on liver function or plasma lipids
- Indications of **improved glycemic control, while reducing insulin dose**
  - Increase % time in range
  - Reduce % time in hyperglycemia without increasing % time in hypoglycemia

Results expected in June 2019

Results expected in Q1 2020

JDRF IMPROVING LIVES. CURING TYPE 1 DIABETES.

Simplici-T_1 study conducted under industry partnership with the JDRF

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TTP273-201: Oral, Small Molecule GLP-1R Agonist vTv Therapeutics TTP273 Non-peptide, small molecule, GLP-1r Agonist GLP is a well established and fast growing treatment for type 2 diabetes (T2D) Orally bioavailable – no injection required Favorable tolerability profile – negligible nausea and vomiting in Phase 1 and 2 studies Potential for combination with existing oral agents (including fixed dose combinations)

TTP273-201 Phase 2 Study (LOGRA): Results Met Goals vTv Therapeutics Change in Weight at Month 3 (kg) LSmeans placebo-subtracted* (N=142) *p=0.08 compared to placebo * Change in HbA1c by Month (%) LSmeans* (N=142) -0.86% ***p<0.001 Improved Glycemic Control, Weight Loss, Attractive Safety Profile Safety Profile TTP273 was well tolerated No incidences of vomiting in the TTP273 treated arms Nausea less than placebo: 7.3% in the Placebo arm, 3.4% in QPM arm and 5.0% in the BID arm Presented at the American Diabetes Association 77th Scientific Sessions 2017 *Efficacy parameters are reported for the per protocol set

TTP273-201: Results by Subject Weight Indicate Lower Doses Could Be More Efficacious vTv Therapeutics Additional Analyses Trends confirmed when correlating TTP273 plasma concentration with efficacy No increase in GI AEs with improved efficacy Trends are not dependent on age, sex, race, duration of diabetes TTP273 PBO *Quartile analysis for complete cases for 150QPM and PBO groups (approximately 40 per group) HbA1c (%) * Body Weight (kg) * Presented at the 53rd Annual Meeting of the European Association for the Study of Diabetes (EASD) 2017

Partnerships Creating Value with Program Licenses

In December 2017, vTv granted an exclusive license to Huadong to develop, manufacture and commercialize vTv’s GLP-1r agonist program in China and 15 other regions in the Pacific Rim excluding Japan Huadong will develop the GLP-1r program for type 2 diabetes in its territory vTv is eligible to receive future development and commercialization milestones as well as royalties on sales of approved products vTv will utilize the pre-clinical and clinical data generated by this collaboration to continue the development and to seek partners in ROW GLP-1r Program Exclusive License Agreement in China and Other Pacific Rim Territories GLP-1r Agonist Program: Licensed Limited Territory Rights vTv Therapeutics Huadong Medicine Co., Ltd One of the largest pharmaceutical companies in China A strategic focus in diabetes; >20 candidates in development Type 2 Diabetes Unmet Needs in China Over 100 million people with diabetes* China's diabetes drug market projected to reach $20B USD by 2025* Opportunity to introduce new drug classes to a market that has historically lagged behind in access to innovative drugs *Morgan Stanley China Healthcare Report; Diabetes 2025: China’s Antidiabetic Market Set to Triple (October 4, 2017)

PDE4 Inhibitor Program: Licensed Limited Territory Rights

COPD Market in China

- 8.6% (~100 million) COPD patients in China[1]
- Annual sales of top 2 products (Seretide and Spiriva) greater than $132M USD
- Total COPD market at $4.5B USD

Newsoara Biopharma Co., Ltd.

- Newsoara was established in 2018 to in-license innovative drug candidates for development and commercialization with focus in China and/or Asia Pacific region
- Hangzhou TigerMed, a public company (stock ChiNext: 300347), is a significant investor in Newsoara
- CEO and founder Dr. Benny Li has more than 20 years of extensive drug research, development and regulatory experience with global leading pharmaceutical companies such as Takeda and Alcon

PDE4 Program Exclusive License Agreement in China and Other Pacific Rim Territories

- In May 2018, vTv granted an exclusive license to Newsoara to develop, manufacture and commercialize vTv's PDE4 Inhibitor program in China and 14 other regions in the Pacific Rim excluding Japan
- Newsoara will develop the PDE4 program for COPD and one other indication in its territory
- vTv is eligible to receive future development and commercialization milestones as well as royalties on sales of approved products
- vTv will utilize the pre-clinical and clinical data generated by this collaboration to continue the development and to seek partners in ROW

[1] The Lancet Respiratory Medicine, 2018: DOI, April 09, 2018

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PPAR-d Agonist Program: Licensed Worldwide Rights vTv Therapeutics In December 2017, vTv granted an exclusive worldwide license to Reneo to develop, manufacture and commercialize vTv’s PPAR-d program Reneo will develop the program in orphan diseases associated with deficits in cellular metabolism and energy production vTv holds an equity interest in Reneo and is eligible to receive future development and commercialization milestones as well as royalties on sales of approved products San Diego-based clinical stage pharmaceutical company focused on the development of therapies for patients with genetically defined orphan diseases Founded by Mike Grey, an experienced VC and entrepreneur with deep biotech experience, and a strong team who have worked together and collaborated on previous successful programs Funded by multi-national investor group including Pappas, Rivervest, Lundbeckfonden Ventures and New Enterprise Associates Reneo Pharmaceuticals, Inc. PPAR-d Program Worldwide Exclusive License Agreement

vTv Therapeutics (share data as of 1/31/2018) NASDAQ Capital Market (Ticker: VTVT) Market cap: $129.4 million Shares outstanding: 45.1 million Stock price: $2.87 Stock Information Q3 2018 Financial Information (in thousands) Cash $3,766 Debt $18,208 MacAndrews Equity Commitment (as of 2/14/2019) Date of Commitment Total Commitment Remainder Available Dec 5, 2017 $10 million $ – Jul 30, 2018 $10 million $ – Dec 11, 2018 $10 million $4 million Financial Snapshot

Discovering and Developing Innovative Therapies for Substantial Markets vTv Therapeutics vTv is a small and nimble company that has integrated innovative science with clinical drug discovery in challenging areas like Alzheimer’s disease and Diabetes vTv has a novel pipeline of programs including its RAGE antagonist for Alzheimer’s disease, small molecule GLP-1r for type 2 diabetes, and liver-selective GKA for type 1 and type 2 diabetes vTv has a track record of strategic partnerships with leading biopharmaceutical companies, academic institutions and patient advocacy groups